GENERAL	6 Months Ended
Jun. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 - GENERAL:

ZOOZ Power Ltd. (hereinafter - “the Company”), an Israeli Company, was incorporated and commenced operations in Israel on February 5, 2013. The offices of the Company are located at 4 Hamelacha St., Lod, Israel. The Company operates as one operating segment and is engaged in developing, manufacturing, marketing and selling Flywheel-based power boosting and power management solutions for ultra-fast multi-ports EV (Electrical Vehicles) charging. The system is based on kinetic storage using flywheels.

In March 2021, the Company completed an initial public offering of shares and marketable warrants on the Tel Aviv Stock Exchange and became a public Company and started trading on that day. In March 2022, the Company completed a public offering of shares and warrants.

On April 4, 2024 (the “Closing Date”), the Company and Keyarch Acquisition Corporation, a Cayman Islands exempted Company (“Keyarch”), consummated their previously announced business combination. The net proceeds received by the Company as part of the Merger Agreement Closing and the PIPE Financing totaled $10.875 million; issuance costs of $ 148 thousand were recorded as a reduction to Shareholders’ Equity.

In connection to the Closing Date of the Business Combination, the Company’s ordinary shares and public warrants began trading on the Nasdaq Capital Market under the ticker symbols “ZOOZ” and “ZOOZW”, respectively, on April 5, 2024, and the Company became a dual listed company.

On April 4, 2024, ZOOZ issued promissory notes in favor of Keyarch and EarlyBirdCapital (hereinafter EBC underwriters in Keyarch’s initial public offering), for the principal amount of $2,030,000 and $840,000 respectively. On August 6, 2025, the company paid the promissory note to EarlyBirdCapital.

The Company’s shareholders are entitled to additional contingent consideration of up to 4 million ordinary shares upon the Company’s achievement of the applicable earnout milestones (hereinafter - “the Earnout Rights”), during five years commencing at the end of the full fiscal quarter following the Closing date. The earnout is indexed to the Company’s own shares and, accordingly, the earnout is now classified within equity. As of the balance sheet date, the earn out milestones were not met.

Following the issuance of Earnout Rights in April 2024, the Company’s options and warrants conversion ratio has been adjusted, so each option or warrant will be exercisable to 1.18961 ordinary shares.

As part of the transaction Keyarch’s warrants at an amount of 6,022,050 were converted to the Company’s warrants and were recorded in the consolidated financial statements, measured in accordance with the fair market value, as determined in accordance with the closing market price on June 30, 2025. Changes in fair value are recognized through finance income or expense in the statement of operations. For more information see Note 7.

As of June 30, 2025, the Company sold and issued a total of 39,508 ordinary shares to Yorkville pursuant to the SEPA agreement, at a share price range of $0.8 to $1.1 per share, for aggregate proceeds of $34 thousand.

As part of the efforts to enhance execution, the board has approved a company-wide cost reduction and restructuring initiative designed to reduce operating costs. These cost efficiencies will enable greater business flexibility.

In July 2025, the Company entered into Securities Purchase Agreements for a private placement transaction with certain institutional and other accredited investors. For further details see Note 12.

In July 2025, the Company adopted bitcoin as its primary treasury reserve asset on an ongoing basis, subject to market conditions and its anticipated cash needs. The Company’s strategy includes acquiring and holding bitcoin using cash flows from operations that exceed working capital requirements, and from time to time, subject to market conditions, issuing equity or debt securities or engaging in other capital raising transactions with the objective of using the proceeds to purchase bitcoin, such as in Private Placement.

ZOOZ POWER LTD

NOTES TO THE FINANCIAL STATEMENTS (continued)

(Unaudited)

Current impact of Sword of Iron War

On October 7, 2023, Hamas launched a series of attacks on civilian and military targets in Southern Israel and Central Israel, to which the Israel Defense Forces have responded. In addition, both Hezbollah and the Houthi movement have attacked military and civilian targets in Israel, to which Israel has responded, including through increased air and ground operations in Lebanon. In addition, the Houthi movement has attacked international shipping lanes in the Red Sea, to which both Israel and the United States have responded. Further, on April 13, 2024, and October 1, 2024, Iran launched a series of drone and missile strikes against Israel, to which Israel has responded. Most recently, on June 13, 2025, Israel launched a preemptive attack on Iran, to which Iran responded with ballistic missile and drone attacks.

On June 23, 2025, Israel and Iran agreed to a ceasefire, although there is no assurance that the ceasefire will continue. How long and how severe the current conflicts in Gaza, Northern Israel, Lebanon Iran or the broader region become is unknown at this time and any continued clash among Israel, Hamas, Hezbollah, Iran or other countries or militant groups in the region may escalate in the future into a greater regional conflict. To date, our operations have not been materially affected, although as of July 15, 2025, approximately 15% of our employees have been called to reserve duty in the Israel Defense Forces. We expect that the current conflict in the Gaza Strip, Lebanon, Iran and the broader region, as well as the security escalation in Israel, will not have a material impact on our business results in the short term. However, since these are events beyond our control, their continuation or cessation may affect our expectations. We continue to monitor political and military developments closely and examine the consequences for our operations and assets.

Liquidity

The Company had net losses for the six months ending June 30, 2025, and June 30, 2024, in the amounts of $7,045 thousand $5,237 thousand, respectively, and negative cash flows from operating activities in the amounts of $4,950 thousand and $6,040 thousand, respectively.

The Company has historically financed its operations over the years by raising funds from investors. On April 4, 2024, the Company finalized a merger deal with a SPAC. As part of the merger, 10.875 million USD was invested in the Company.

Since the Company has just started commercial sales of its products and considering the Company’s expected cash usage, the Company’s cash balance as of June 30, 2025, and as of the date of approval of the financial statements is not sufficient to continue the Company’s operations for at least 12 months from the date of approval of the financial statements. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern.

In order to continue the Company’s operations, including research and development and sales and marketing, the Company is looking to secure financing from various sources, including additional investment funding. There is no assurance that the Company will be successful in obtaining the level of financing necessary to finance its operations.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

ZOOZ POWER LTD

NOTES TO THE FINANCIAL STATEMENTS (continued)

(Unaudited)